SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is made as of this 11th day of July, 2016, by and between HR VENTURE PROPERTIES I LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), and NEW MARKET PROPERTIES, LLC, a Maryland limited liability company (hereinafter referred to as “Purchaser”).

W I T N E S S E T H T H A T:

WHEREAS, Purchaser and Seller entered into that certain Agreement of Sale and Purchase dated as of June 24, 2016 (as amended to date, the “Contract”), with respect to certain property as more particularly described in the Contract (the “Property”);

WHEREAS, Purchaser and Seller desire to amend the Contract as set forth below;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Contract.

2.    Contingency Date. Notwithstanding anything to the contrary provided in the Contract, Purchaser and Seller hereby acknowledge and agree that the “Contingency Date” shall mean July 12, 2016.

3.    Ratification. Except as expressly modified hereby, the Contract shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

4.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

5.    Facsimile or E-Mail. The faxed or e-mailed signature of any party shall be binding upon such party.

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IN WITNESS WHEREOF, Purchaser and Seller have hereunto set their hands and seals as of the date indicated below.

SELLER:
HR VENTURE PROPERTIES I LLC, a Delaware limited liability company
By:    HR Retail Venture I LLC, a Delaware
limited liability company, its sole member

By:    Hines REIT Retail Holdings LLC,
a Delaware limited liability
company, its sole member

By: /s/ Kevin L. McMeans

Name: Kevin L. McMeans

Title: Manager

PURCHASER:
NEW MARKET PROPERTIES, LLC, a Maryland
limited liability company

By:/s/ Joel T. Murphy

Name: Joel T. Murphy

Title: Chief Executive Officer